Note 13 - Net Foreign Exchange Gain	12 Months Ended
Dec. 31, 2022
Statement Line Items [Line Items]
Disclosure of effect of changes in foreign exchange rates [text block]
13	Net foreign exchange gain

On October 1, 2018 the RBZ issued a directive to Zimbabwean banks to separate foreign currency from RTGS$ in the accounts held by their clients and pegged the RTGS$ at 1:1 to the US Dollar. On February 20, 2019 the RBZ issued a further monetary policy statement, which allowed inter-bank trading between RTGS$ and foreign currency. The interbank rate was introduced at 2.5 RTGS$ to 1 US Dollar and traded at 684.33 RTGS$ to 1 US Dollar as at December 31, 2022 ( December 31, 2021: 108.67 RTGS$, December 31, 2020: 81.79 RTGS$). On June 24, 2019 the Government issued S.I. 142 which stated, “Zimbabwe dollar (“RTGS$”) to be the sole currency for legal tender purposes for any transactions in Zimbabwe”. Throughout these announcements and to the date of issue of these financial statements the US dollar has remained the primary currency in which the Group’s Zimbabwean entities operate and the functional currency of these entities.

Previously there was uncertainty as to what currency would be used to settle amounts owed to the Zimbabwe Government. The announcement of S.I. 142 clarified the Zimbabwean Government’s intentions that these liabilities were always denominated in RTGS$ and that RTGS$ would be the currency in which they would be settled. The devaluation of the deferred tax liabilities contributed the largest portion of the foreign exchange gain set out below.

Further, the RBZ issued a directive to Zimbabwean banks to separate foreign currency (“Foreign currency”) and RTGS$ for bank accounts held by clients on October 1, 2018. Subsequent to the directive, the RBZ announced that 30% of Blanket Mine’s gold proceeds will be received in foreign currency (i.e., US Dollars) and the remainder received as RTGS$. From November 12, 2018 the RBZ increased the foreign currency allocation from 30% to 55%, with the remainder received as RTGS$. The RBZ increased the foreign currency allocation with effect from May 26, 2020 from 55% to 70% and decreased the foreign currency allocation with effect from January 8, 2021 from 70% to 60% with the remainder received as RTGS$.

In June 2021 the RBZ announced that companies that are listed on the Victoria Falls Stock Exchange (“VFEX”) will receive 100% of the revenue arising from incremental production in US Dollars. Blanket has subsequently received confirmation that the “baseline” level of production for the purposes of calculating incremental production is 148.38 Kg per month (approximately 57,000 ounces per annum). The payment of the increased US Dollars proceeds for incremental production was applied from July 1, 2021. In December 2021, Caledonia obtained a secondary listing on the VFEX and Blanket has received all amounts due in terms of this revised policy up to the date of approval of these financial statements. The CMCL listing on the VFEX enabled Blanket to realise 72.7% of its total revenue in US Dollars and the balance in RTGS$ during 2022. Effective from February 1, 2023 the RBZ cancelled the incremental export incentive and increased the standard export retention threshold from 60% to 75%. The allocation percentages remained in effect up to the date of approval of these financial statements.

The Company participated in the foreign currency auction introduced by the Zimbabwean Government to exchange RTGS$ for US Dollars up to June 15, 2021. The incremental credit export incentive scheme has been discontinued effective February 1, 2023.

The table below illustrates the effect the weakening of the RTGS$ and other foreign currencies had on the consolidated statement of profit or loss and other comprehensive income.

	2022	2021	2020

Unrealised foreign exchange gain	12,736	2,755	8,367
Realised foreign exchange loss	(8,325)	(1,571)	(4,062)
Net foreign exchange gain	4,411	1,184	4,305